UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2025

YETI Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38713	45-5297111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7601 Southwest Parkway

Austin, Texas 78735

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (512) 394-9384

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	YETI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 14, 2025, YETI Holdings, Inc. (the “Company” or “YETI”) entered into a Cooperation Agreement (the “Cooperation Agreement”) with Engaged Capital, LLC and certain of its affiliates (collectively, “Engaged Capital”).

Pursuant to the Cooperation Agreement, the board of directors of the Company (the “Board”) agreed, subject to the terms and conditions set forth in the Cooperation Agreement, to appoint Mr. Arne Arens as a director of the Board in Class II, with an initial term expiring at the Company’s 2026 annual meeting of the stockholders (the “2026 Annual Meeting”), effective no later than March 24, 2025 and contemporaneous with its appointment of Mr. J. Magnus Welander as a director of the Board in Class III, with an initial term expiring at the 2027 annual meeting of the stockholders (the “2027 Annual Meeting”), effective no later than March 24, 2025.

Also pursuant to the Cooperation Agreement, Mr. Arens and Mr. Welander will each be appointed to one of the Audit, Compensation or Nominating and Governance Committees of the Board, as determined by the Board, no later than May 1, 2025. Further, if Mr. Arens resigns or is removed as a director during the term of the Cooperation Agreement, so long as Engaged Capital holds at least the lesser of (i) 1% of the Company’s outstanding common stock and (ii) 823,894 shares of common stock, then Engaged Capital will be entitled to recommend an independent director as his replacement, subject to the Nominating and Governance Committee’s and Board’s review and approval of such candidate (which approval may not be unreasonably withheld).

The Cooperation Agreement further provides, among other things, that:

•	During the term of the Cooperation Agreement, Engaged Capital will be subject to customary standstill restrictions, including with respect to acquiring beneficial ownership (including notional shares associated with derivatives) in the aggregate of more than 9.9% of the Company’s common stock, nominating or recommending for nomination any persons for election to the Board, submitting any proposal for consideration at any stockholder meeting and soliciting any proxy, consent or other authority to vote from stockholders or conducting any other referendum (including any “withhold,” “vote no” or similar campaign).

•	Engaged Capital is deemed to have withdrawn its notice of nomination to the Company dated as of February 4, 2025, in respect of its intention to nominate, and to solicit proxies for the election of, two individuals as director candidates to the Board at the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”).

•	During the term of the Cooperation Agreement, Engaged Capital will vote all of its shares of the Company’s common stock at all annual and special meetings (of which it has the right to vote as of the applicable record date for such meeting) as well as in any consent solicitations of the Company’s stockholders (1) in favor of the slate of directors recommended by the Board, against or withhold from voting in favor of the election of any director nominee not approved, recommended and nominated by the Board for election and against any removal of any director of the Board and (2) in accordance with the Board’s recommendation for any other matter (unless Institutional Shareholder Services Inc. or Glass Lewis & Co., LLC issues a contrary recommendation); provided that Engaged Capital will be permitted to vote on any proposals relating to an “Extraordinary Transaction” (defined in the Cooperation Agreement to include certain change of control transactions or the sale of substantially all of the Company’s assets) in its sole discretion.

•	Each party agrees to a certain mutual non-disparagement provision.

•	Each party agrees not to institute any lawsuit against the other party, subject to certain exceptions including the seeking of remedies for a breach of the Cooperation Agreement.

•	The Cooperation Agreement will terminate on the earliest to occur of (1) 30 days prior to the director nomination notice deadline for the 2026 Annual Meeting, (2) 30 days prior to the first anniversary of the director nomination notice deadline for the 2025 Annual Meeting and (3) the closing of an Extraordinary Transaction.

The summary above is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Cooperation Agreement described above in Item 1.01, on March 14, 2025, the Board appointed Mr. Arens as a director in Class II, with an initial term expiring at the 2026 Annual Meeting and appointed Mr. Welander as a director in Class III, with an initial term expiring at the 2027 Annual Meeting, each effective March 24, 2025.

The Board determined that each of Mr. Arens and Mr. Welander is an independent director under applicable listing rules under the New York Stock Exchange and U.S. Securities and Exchange Commission (“SEC”) rules and regulations.

Other than in connection with the Cooperation Agreement, neither Mr. Arens nor Mr. Welander is a party to any arrangement or understanding with any person pursuant to which they were appointed as a director, nor a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving YETI or any of its subsidiaries.

For their service on the Board as non-employee directors, Mr. Arens and Mr. Welander will receive compensation in the same manner as YETI’s other non-employee directors in accordance with the YETI Non-Employee Director Compensation Policy, which was filed as Exhibit 10.14 to YETI’s Form 10-K for the year ended December 28, 2024.

YETI will enter into indemnification agreements with Mr. Arens and Mr. Welander in substantially the same form as the Form of Director and Officer Indemnification Agreement, which was filed as Exhibit 10.20 to YETI’s Registration Statement on Form S-1 initially filed with the SEC on September 27, 2018.

Item 7.01 Regulation FD Disclosure

A copy of the press release announcing Mr. Arens’ and Mr. Welander’s appointment to the Board is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description
10.1	Cooperation Agreement, dated March 14, 2025, by and among YETI Holdings, Inc., Engaged Capital Flagship Master Fund, LP, Engaged Capital Co-Invest XVIII, LP, Engaged Capital, LLC, Engaged Capital Holdings, LLC, and Glenn W. Welling
99.1	Press release issued by YETI Holdings, Inc., dated March 14, 2025
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YETI Holdings, Inc.

Date: March 17, 2025	By:	/s/ Bryan C. Barksdale
Bryan C. Barksdale
Senior Vice President, Chief Legal Officer and Secretary